SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                          MILLENIUM HOLDING GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                          MILLENIUM HOLDING GROUP, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        HELD BY MAJORITY WRITTEN CONSENT


TO ALL STOCKHOLDERS OF MILLENIUM HOLDING GROUP, INC.:

NOTICE IS HEREBY GIVEN to you as a stockholder of record of MILLENIUM HOLDING GROUP, Inc., a Nevada corporation (the "Company"), that a Majority Written Consent in Lieu of a Special Meeting of Stockholders (the "Written Consent") has been executed to be effective twenty (20) days from the date of mailing this Information Statement you. The Written Consent authorizes the following corporate action:

     1. Amend Article V, Schedule C of the Articles of Incorporation to authorize Three Million (3,000,000) Preferred non-voting shares. Said Preferred non-voting shares shall have a par value of $0.001 per share

Because execution of the Written Consent was assured, the Company's Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the Board of Directors of the Company has determined not to call a Special Meeting of Stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

The Board of Directors has fixed the close of business on February 4, 2003 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about February 11, 2003 to all stockholders of record as of the Record Date. Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to any of the matters being authorized herein.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                          MILLENIUM HOLDING GROUP, INC.

                      INFORMATION STATEMENT ON SCHEDULE 14C

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the shareholdings of those persons who: (i) own more than five percent of our common stock as of the date of this Information Statement with the number of outstanding shares at 13,974,700; (ii) are officers or directors of the Company; and (iii) all officers and directors as a group:

                                                                   Percentage
Name and Address(1)                 Number of Shares(2)       Beneficially Owned
-------------------                 -------------------       ------------------
Richard Ham, Director,
President and CEO                         7,580,109                  54.2%

Carla Aufdenkamp, Director, *
Secretary Ham Consulting Company  **      2,290,456                  16.4%

All Officers and Directors as
a group (2 people)                        9,870,565                  70.6%.

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1.   C/o the Company's address unless otherwise noted.
2. Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.
(*)  Carla Aufdenkamp is Mr. Ham's wife.
(**) Mr. Ham and his wife own 80% of Ham Consulting Co.

                        DIRECTORS AND EXECUTIVE OFFICERS

MR. HAM attended the University of Nebraska and the University of Phoenix majoring in management. He is a member of the Project Management Institute
(PMI),  the Academy of Management (AM) and the American  Management  Association
(AMA). Mr. Ham has also been associated with the Institute of Certified Financial Planners, the National Association of Life Underwriters and the American Association of Financial Professionals.

CARLA AUFDENKAMP has over twenty-two years experience in all phases of financial and insurance administration. She is very knowledgeable in office management, computer systems, organization, accounting and auditing. Ms. Aufdenkamp is married to Mr. Ham.

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
None of the Directors, Officers have been convicted or are subject to a pending criminal proceeding, nor have they been subjected to any type of order barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

There currently are no committees of the Board of Directors.

The Board of Directors held twenty-five meetings in fiscal 2002. All Directors attended 100% of the meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

The Company's directors will be reimbursed for any out-of-pocket expenses incurred by them for attendance at meetings of the Board of Directors or committees thereof.


                             EXECUTIVE COMPENSATION

GENERAL COMPENSATION DISCUSSION

All decisions regarding compensation for the Company's executive officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual's contributions to the Company's success, any significant changes in role or responsibility, and internal equity of pay relationships.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation earned by or paid to the executive officers for the last three fiscal years. There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees of the Company in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Company.

                                Annual Compensation                   Long Term Compensation
                          --------------------------------    -------------------------------------
                                                                         Awards             Payouts
                                                              --------------------------    -------
                                                              Restricted    Securities                  All Other
Name and Principal                            Other Annual       Stock      Underlying        LTIP       Compen-
   Position         Year  Salary($)  Bonus   Compensation($)  Award(s)($)  Options/SARs(#)  Payouts($)   sation($)
   --------         ----  ---------  -----   ---------------  -----------  ---------------  ----------   ---------
Richard Ham
CEO, President      2002  $120,000     --         --              --            --              --          --
                    2001  $ 90,000     --         --              --            --              --          --
                    2000  $ 54,000     --         --              --            --              --          --
Carla Aufdenkamp,
Vice-President,
Secretary           2002  $ 54,000     --         --              --            --              --          --
                    2001  $ 42,000     --         --              --            --              --          --
                    2000  $ 36,000     --         --              --            --              --          --

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
EMPLOYMENT AND RELATED AGREEMENTS

The Company has no Employment Agreements.

COMPENSATION OF DIRECTORS

Directors of the Company do not receive any cash compensation, but are entitled to reimbursement of their reasonable expenses incurred in attending directors' meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no related transactions.

STOCK OPTION PLAN

There is no Stock Option Plan

             DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003

The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2002 annual meeting of stockholders is expected to be held on or about May 15, 2003 and proxy materials in connection with that meeting are expected to be mailed on or about April 15, 2003. Proposals of stockholders of the Company that are intended to be presented at the Company's 2003 annual meeting must be received by the Company no later than March 15, 2003, in order for them to be included in the proxy statement and form of proxy relating to that meeting.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the 2002 fiscal year, all such filing requirements applicable to its Officers, Directors, and greater than ten percent beneficial owners were complied with.


By Order of the Board of Directors

By: /s/ Richard Ham, President

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